Consolidated Statements of Comprehensive Earnings (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Net gain (loss) arising during period, tax	$ 36,294	$ (19,724)	$ (21,911)
Prior service credit arising during period, tax			4,112
Amortization of prior service credit, tax	(1,111)	(1,103)	(477)
Amortization of actuarial loss, tax	6,211	4,799	2,468
Amount recognized in net periodic pension cost due to settlement, tax	289	308	148
Amortization of terminated value of forward starting interest rate swap agreements into interest expense, tax	$ 438	$ 409	$ 381